UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 Or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       November 26, 2003
                                                 -------------------------------



                     ENERGY CONVERSION DEVICES, INC.
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(Exact Name of Registrant as Specified in Charter)


    Delaware                            1-8403                   38-1749884
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(State or Other Jurisdiction       (Commission File           (IRS Employer
 of Incorporation)                  Number)                  Identification No.)


 2956 Waterview Drive, Rochester Hills, MI                      48309
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code          (248) 293-0440
                                                    ----------------------------



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         (Former name or former address, if changed since last report)

      Energy Conversion Devices, Inc., a Delaware corporation ("Registrant"), submits the following report on Form 8-K.

Item 5.      Other Events

      On November 26, 2003, the Registrant filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

      On November 25, 2003, NASDAQ notified the Company that, as a result of the delayed filing of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 with the Securities and Exchange Commission, NASDAQ will change the trading symbol for the Registrant's securities from ENER to ENERE at the opening of business on November 28, 2003.

      Attached hereto as exhibit 99.1 is a copy of the press release issued by the Registrant on November 26, 2003.


Exhibit Index:

99.1 Press release issued by the Registrant on November 26, 2003 announcing filing of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 and notification by NADAQ to change the Registrant's trading symbol from ENER to ENERE as a result of the Registrant's delayed filing of its Quarterly Report on Form 10-Q.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ENERGY CONVERSION DEVICES, INC.


                                 By:  /s/ Stephan W. Zumsteg
                                      ------------------------------------------
                                      Vice President and Chief Financial Officer

Date: November 26, 2003